UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 10, 2024
Date of Report (Date of earliest event reported)

Commission File Number	Exact name of registrant as specified in its charter State or other jurisdiction of incorporation Address of principal executive offices Registrant’s telephone number, including area code	IRS Employer Identification No.
333-266049	EASTERN GAS TRANSMISSION AND STORAGE, INC.	55-0629203

(A Delaware Corporation) 10700 Energy Way Glen Allen , Virginia 23060 804 - 613-5100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
EASTERN GAS TRANSMISSION AND STORAGE, INC.	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On December 10, 2024, Eastern Gas Transmission and Storage, Inc. (the “Company”) issued $150,000,000 aggregate principal amount of the Company’s 5.020% Senior Notes due 2034 (the “Senior Notes”). The Senior Notes were offered and sold pursuant to the provisions of a note purchase agreement (the “Note Purchase Agreement”) among the Company and the several purchasers party thereto, dated as of October 4, 2024. The Note Purchase Agreement contained certain customary representations, warranties and covenants concerning the Company relating to the offering of the Senior Notes.
The Senior Notes were issued pursuant to the Indenture, dated as of June 30, 2021 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Sixth Supplemental Indenture, dated as of December 10, 2024 (the “Supplemental Indenture”).
The Company intends to use the net proceeds from the sale of the Senior Notes to refinance the Company’s 3.60% Senior Notes, maturing on December 15, 2024 in an aggregate outstanding principal amount of $111,000,000, and for other general corporate purposes.
The Senior Notes will be redeemable prior to maturity, under the terms and conditions set forth in the Supplemental Indenture.
The descriptions of the Indenture, the Supplemental Indenture and the Senior Notes are qualified in their entirety by reference to the Indenture, the Supplemental Indenture and the specimen certificate evidencing the Senior Notes, copies of which are filed as exhibits to this Form
8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of June 30, 2021, by and between Eastern Gas Transmission and Storage, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.6 to the Eastern Energy Gas Holdings, LLC Quarterly Report on Form 10-Q for the quarter ended June 30, 2021).

4.2	Sixth Supplemental Indenture, dated December 10, 2024.

4.3	Specimen of the 5.020% Senior Notes due 2034 (included in Exhibit 4.2 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2024	EASTERN GAS TRANSMISSION AND STORAGE, INC.

/s/ Scott C. Miller
Scott C. Miller
Vice President, Chief Financial Officer and Treasurer

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